UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4119	13-1860817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 366-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Submission of Matters to a Vote of Security Holders.

(e)  On May 8, 2025, Nucor Corporation (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Nucor Corporation 2025 Omnibus Incentive Compensation Plan (the “2025 Plan”), which replaces the Nucor Corporation 2014 Omnibus Incentive Compensation Plan, as amended and restated. The Company’s Board of Directors (the “Board”) adopted the 2025 Plan on February 18, 2025, subject to stockholder approval. Upon stockholder approval at the Annual Meeting, the 2025 Plan became effective as of that date.

The 2025 Plan authorizes a variety of types of equity-based awards, including stock options, appreciation rights, restricted shares, restricted share units, performance shares and performance units, that may be granted to the Company’s employees, officers, consultants and non-employee directors. You can find a summary of the principal features of the 2025 Plan in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 24, 2025 (the “Proxy Statement”), under the heading “Proposal 4: Approval of the Nucor Corporation 2025 Omnibus Incentive Compensation Plan.” The summary of the 2025 Plan in the Proxy Statement is qualified in its entirety by the full text of the 2025 Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K. Also filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K are the forms of restricted share unit award agreements and form of nonqualified stock option award agreement to be used in connection with grants of such awards that may be made pursuant to the 2025 Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)  The Company held the Annual Meeting on May 8, 2025.

(b)  At the Annual Meeting, the Company’s stockholders elected all eight of the Company’s nominees for director to serve until their terms expire at the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified. Each nominee for director received a greater number of votes cast “for” his or her election than votes “withheld” from his or her election as reflected below. The Company’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2025. Additionally, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers in 2024. Finally, the Company’s stockholders approved the 2025 Plan. Each of these proposals is further described in the Company’s Proxy Statement. The final voting results for each of the proposals presented at the Annual Meeting are set forth below.

1.	Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Norma B. Clayton	173,140,259	3,025,596	26,330,124
Patrick J. Dempsey	171,967,171	4,198,684	26,330,124
Nicholas C. Gangestad	173,318,159	2,847,696	26,330,124
Christopher J. Kearney	165,785,326	10,380,529	26,330,124
Laurette T. Koellner	171,731,932	4,433,923	26,330,124
Michael W. Lamach	173,297,543	2,868,312	26,330,124
Leon J. Topalian	164,419,798	11,746,057	26,330,124
Nadja Y. West	172,524,516	3,641,339	26,330,124

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
192,784,896	9,465,079	246,004	—

3.	Advisory vote to approve the Company’s named executive officer compensation in 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,257,251	22,323,644	1,584,960	26,330,124

4.	Approval of the 2025 Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
168,785,878	5,744,594	1,635,383	26,330,124

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Nucor Corporation 2025 Omnibus Incentive Compensation Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed March 24, 2025 (File No. 001-04119)).

10.2	Form of Restricted Share Unit Award Agreement (time-vested awards) to be used for awards granted after May 8, 2025.

10.3	Form of Restricted Share Unit Award Agreement for Non-Employee Directors to be used for awards granted after May 8, 2025.

10.4	Form of Nonqualified Stock Option Award Agreement to be used for awards granted after May 8, 2025.

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 14, 2025	By:	/s/ Stephen D. Laxton
Stephen D. Laxton
Chief Financial Officer and Executive Vice President